UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2005

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

46099

FPA Perennial Fund, Inc.

December 31, 2005

LETTER TO SHAREHOLDERS

The year 2005 brought stock market investors 4-5% returns in both small (Russell 2000, +4.6%) and large stocks (S&P 500, +4.9%). Despite much teeth gnashing by commentators, driven perhaps by a slight decline in the oft-cited but statistically irrelevant Dow Jones Index, we do not regard 2005 as an especially poor stock market year. Rather, it is very much in line with our long-term expectations of future returns of mid single digits.

This forecast is driven by our macro views of long-term economic growth potential (moderate), current stock market valuations (above average), corporate profitability (also above average), and long-term interest rates (unlikely to decline significantly). In other words, with little help from higher PEs, higher margins, or lower interest rates, stock returns will be driven by the growth of the economy, which is unlikely to exceed 2-3% in constant dollars, plus a few points for inflation and dividends.

The modest 4-7% annual returns implied by this analysis are well below the returns which many investors were led to expect during the 1980s and 1990s, when both the S&P and Nasdaq averaged annual gains of about 17%.

We believe that most investors now realize that they are unlikely to see market returns of this magnitude on an ongoing basis into the future, though of course any given year may bring much higher or much lower returns than the future average.

In fact, many investors have been unable to realize any positive returns at all since the market peak in March 2000, now almost a full six years behind us. Both the S&P 500, representative of the market as a whole, and the Nasdaq, a reasonable proxy for a more aggressive investment portfolio, are actually down over this period.

Fortunately, Perennial has performed considerably better, helped by its emphasis on smaller companies, and by its refusal to buy overpriced stocks during the late 1990s' bubble market.

The following table shows returns for one-, three-, and five-year periods for the leading large- and small-cap indexes, as well as for Perennial. The final two columns illustrate how an investor would have fared over the five years and nine months, since the March 2000 market peak.

	Since March 31, 2000
	2005	3 Years*	5 Years*	Return		Value of $1.00 Invested
Nasdaq	1.4%	18.2%	(2.3)%	(11.9	)%*	$0.48
S&P 500	4.9%	14.4%	0.5%	(1.6	)%*	$0.91
Russell 2000	4.6%	22.1%	8.2%	5.3	%*	$1.34
Perennial	12.8%	21.8%	14.7%	13.2	%*	$2.04

*Annualized

Perennial performed quite well in 2005, with a 12.8% gain, well ahead of the benchmark Russell 2500, despite holding relatively high cash levels for most of the year.

The table below shows Perennial's returns for each year since 2001, as well as those of the Russell 2500.

	2001	2002	2003	2004	2005	Five Years*
Perennial	22.7%	(10.6)%	37.9%	16.3%	12.8%	14.7%
Russell 2500	1.2%	(17.8)%	45.5%	18.3%	8.1%	9.1%

*Annualized Return

Recent Perennial portfolio performance has been helped by the proposed acquisition of two of its holdings. First, Renal Care accepted an acquisition offer from Fresenius AG, a German-based company and one of the largest providers of dialysis services and equipment in the world. The $48 per share price represents a 20-25% premium over the pre-announcement trading range, and is 24x earnings for 2005.

We first purchased Renal Care in the summer of 2002, attracted by its ability to grow steadily via acquisitions and de novo expansion, while maintaining excellent returns on capital and a strong balance sheet. Wall Street perception of a slowing growth rate for Renal Care had compressed its valuation from prior levels we had viewed as excessive.

The acquisition price of $48 per share compares very favorably to our original purchases at just under $20. Our rate of return over the three-and-a-half-year period is about 30% annually. The acquisition is expected to close in the first quarter of 2006.

Second, Engelhard, a producer of catalysts and other specialty chemicals, is the subject of a somewhat unfriendly takeover bid from the huge German chemical firm BASF. The proposed price is $37 per share, or 19x estimated 2005 earnings, but it is widely believed that BASF or possibly other buyers, would be willing to pay more in a negotiated transaction.

Our initial purchase of Engelhard was in early 2002, four years ago. We paid close to $30 per share, but were able to reduce our average cost substantially with additional share purchases as the price declined to the low $20s. As of this writing, we have liquidated most of the position at close to $40 per share, preferring not to wait for the uncertain outcome. Our rate of return is about 12-15% annually. We view Engelhard as a disappointing investment bailed out by the proposed acquisition.

Seven new companies were added to the Perennial portfolio during 2005. With consideration to available space and reader interest, I will talk briefly about only a few of them.

CDW is the largest direct marketer of multi-branded technology products—computers, software, printers, storage, communications, etc. About two-thirds of its sales are to commercial customers, mostly small-and medium-sized businesses (SMBs) and the rest to governments and not-for-profit institutions – schools, hospitals, etc.

CDW's value proposition to its customers includes an extensive selection of products, best prices available, an experienced and knowledgeable sales force, and next-day delivery from its large and efficient Chicago-area distribution center.

CDW has grown earnings and revenues at nearly 20% a year, earns high returns on capital, and has an unleveraged balance sheet with no debt and more than $7 per share in cash.

Polaris Industries is a leading manufacturer of snowmobiles, which it invented in 1954, and all-terrain vehicles (ATVs), which it has made since 1984. More recently, it entered the motorcycle business, where its small but rapidly growing operation is still far behind industry leaders like Harley-Davidson, Honda, Yamaha, Suzuki, and Kawasaki.

Polaris is known for the quality and reliability of its product, as well as its innovative design. It has shown steady growth in sales and earnings for many years, as well as very high returns on capital despite an unleveraged balance sheet.

Microchip is the leading manufacturer of 8-bit microcontrollers. These are integrated circuit-based embedded control systems which provide intelligence to a wide range of consumer and industrial products, such as home appliances, consumer electronics, power tools, automotive subsystems, etc. Microchip has steadily increased its market share of the 8-bit microcontroller market, and recently has taken over the #1 position from Motorola.

Despite participating in what many would expect to be a volatile technology business, Microchip's financial results have been remarkably well-behaved, with only one down year in sales and earnings over the past decade – the year following the bursting of the late-90s' tech bubble. Over this period Microchip has grown sales and earnings at a 15-18%

pace, earning excellent returns on capital with a debt-free balance sheet.

We hope to have an opportunity to discuss some of these companies in greater detail in subsequent shareholder letters.

Respectfully submitted,

Eric S. Ende
President and Portfolio Manager
January 27, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. Russell 2500 Index and Lipper
Mid-Cap Core Fund Average from January 1, 1996 to December 31, 2005

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $40,707 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $42,963. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

December 31, 2005

Common Stocks	75.8%
Business Services & Supplies	15.2%
Technology	10.3%
Health Care	10.1%
Energy	9.2%
Producer Durable Goods	8.9%
Financial	7.0%
Retailing	6.6%
Consumer Durable Goods	3.8%
Transportation	2.9%
Materials	1.8%
Short-Term Corporate Notes	23.6%
Other Assets and Liabilities, net	0.6%
Total Net Assets	100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended December 31, 2005
(Unaudited)

Shares
NET PURCHASES
Common Stocks
AmSurg Corporation (1)	230,000
Brady Corporation	204,700
Brown & Brown, Inc.	140,000
CDW Corporation	88,900
Charles River Laboratories International, Inc.	132,500
Graco Inc.	120,000
Health Management Associates, Inc.	175,000
Invitrogen Corporation	70,000
Microchip Technology Incorporated (1)	215,000
Plantronics, Inc.	183,800
Polaris Industries, Inc. (1)	147,500
Zebra Technologies Corporation (Class A)	130,000
NET SALES
Common Stocks
Crane Co. (2)	30,000
Diebold, Incorporated (2)	40,000
O'Reilly Automotive, Inc.	432,300
SanDisk Corporation	260,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2005

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 15.2%
Brady Corporation	215,000	$7,778,700
CDW Corporation	265,000	15,256,050
Charles River Laboratories International, lnc.*	360,000	15,253,200
Invitrogen Corporation*	180,000	11,995,200
Landauer, Inc.	10,000	460,900
Manpower Inc.	140,000	6,510,000
ScanSource, Inc.*	320,000	17,497,600
		$74,751,650
TECHNOLOGY — 10.3%
Cognex Corporation	438,000	$13,179,420
Microchip Technology Incorporated	215,000	6,912,250
Plantronics, Inc.	545,000	15,423,500
SanDisk Corporation*	240,000	15,076,800
		$50,591,970
HEALTH CARE — 10.1%
AmSurg Corporation*	230,000	$5,257,800
Bio-Rad Laboratories, Inc.*	113,300	7,414,352
Health Management Associates, Inc.	475,000	10,431,000
Lincare Holdings Inc.*	348,900	14,622,399
Renal Care Group, Inc.*	246,200	11,647,722
		$49,373,273
ENERGY — 9.2%
Cal Dive International, Inc.*	575,000	$20,636,750
Noble Corporation	230,000	16,224,200
Tidewater Inc.	185,000	8,225,100
		$45,086,050
PRODUCER DURABLE GOODS — 8.9%
Graco Inc.	280,000	$10,214,400
HNI Corporation	130,000	7,140,900
IDEX Corporation	120,000	4,933,200
Oshkosh Truck Corporation	215,000	9,586,850
Zebra Technologies Corporation (Class A)*	270,000	11,569,500
		$43,444,850
FINANCIAL — 7.0%
Brown & Brown, Inc.	420,000	$12,826,800
First American Corporation	95,000	4,303,500
Arthur J. Gallagher & Co.	265,000	8,183,200
North Fork Bancorporation, Inc.	330,000	9,028,800
		$34,342,300

PORTFOLIO OF INVESTMENTS

December 31, 2005

COMMON STOCKS — Continued	Shares or Principal Amount	Value
RETAILING — 6.6%
CEC Entertainment Inc.*	105,000	$3,574,200
CarMax, Inc.*	460,000	12,732,800
O'Reilly Automotive, Inc.*	507,700	16,251,477
		$32,558,477
CONSUMER DURABLE GOODS — 3.8%
Briggs & Stratton Corporation	285,000	$11,055,150
Polaris Industries Inc.	147,500	7,404,500
		$18,459,650
TRANSPORTATION — 2.9%
Heartland Express, Inc.	518,700	$10,524,423
Knight Transportation, Inc.	187,500	3,886,875
		$14,411,298
MATERIALS — 1.8%
Engelhard Corporation	292,500	$8,818,875
TOTAL COMMON STOCKS — 75.8% (Cost $270,326,250)		$371,838,393
SHORT-TERM INVESTMENTS — 23.6%
Short-term Corporate Notes:
General Electric Capital Corporation — 4.12% 01/03/06	$16,932,000	$16,928,125
Toyota Motor Credit Corporation — 4.19% 01/06/06	21,000,000	20,987,779
Barclays U.S. Funding, Inc. — 4.195% 01/12/06	18,000,000	17,976,928
General Electric Capital Services Corporation — 4.24% 01/17/06	20,000,000	19,962,311
United Parcel Service, Inc. — 4.03% 01/18/06	22,375,000	22,332,419
Federal Home Loan Bank Discount Note — 4.16% 01/25/06	17,693,000	17,643,931
TOTAL SHORT-TERM INVESTMENTS (Cost $115,831,493)		$115,831,493
TOTAL INVESTMENTS — 99.4% (Cost $386,157,743)		$487,669,886
Other assets and liabilities, net — 0.6%		2,739,805
TOTAL NET ASSETS — 100%		$490,409,691

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value:
Investment securities — at market value (identified cost $270,326,250)	$371,838,393
Short-term investments — at cost plus interest earned (maturities 60 days or less)	115,831,493	$487,669,886
Cash		282
Receivable for:
Capital stock sold	$3,633,069
Dividends and accrued interest	168,874	3,801,943
		$491,472,111
LIABILITIES
Payable for:
Capital stock repurchased	$720,484
Advisory fees and financial services	307,196
Accrued expenses	34,740	1,062,420
NET ASSETS		$490,409,691
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 14,259,989 outstanding shares		$142,600
Additional Paid-in Capital		386,713,029
Undistributed net realized gain on investments		2,010,237
Undistributed net investment income		31,682
Unrealized appreciation of investments		101,512,143
NET ASSETS		$490,409,691
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$34.39
Maximum offering price per share (100/94.75 of per share net asset value)		$36.30

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest		$2,817,401
Dividends		2,065,163
		$4,882,564
EXPENSES — Note 3:
Advisory fees $2,494,616
Financial services	376,095
Transfer agent fees and expenses	333,413
Reports to shareholders	63,588
Registration fees	61,951
Custodian fees and expenses	44,877
Audit fees	33,145
Directors' fees and expenses	21,221
Legal fees	20,967
Other expenses	26,878	3,476,751
Net investment income		$1,405,813
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities	$27,762,096
Cost of investment securities sold	17,902,061
Net realized gain on investments		$9,860,035
Unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$65,777,674
Unrealized appreciation at end of year	101,512,143
Increase in unrealized appreciation of investments		35,734,469
Net realized and unrealized gain on investments		$45,594,504
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$47,000,317

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2005		2004
INCREASE IN NET ASSETS
Operations:
Net investment income (loss).	$1,405,813		$(140,518)
Net realized gain on investments	9,860,035		3,835,604
Net unrealized appreciation of investments	35,734,469		29,854,146
Increase in net assets resulting from operations.		$47,000,317		$33,549,232
Dividends and distributions to shareholders from:
Net investment income	$(1,374,131)		—
Net realized capital gains	(8,655,646)	(10,029,777)	$(2,504,496)	(2,504,496)
Capital Stock transactions:
Proceeds from Capital Stock sold	$229,311,176		$92,761,365
Proceeds from shares issued for dividends and distributions reinvested	8,640,434		2,110,483
Cost of Capital Stock repurchased*	(50,609,102)	187,342,508	(28,699,958)	66,171,890
Total increase in net assets		$224,313,048		$97,216,626
NET ASSETS
Beginning of year		266,096,643		168,880,017
End of year		$490,409,691		$266,096,643
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		7,018,973		3,233,619
Shares issued for dividends and distributions reinvested		250,574		69,151
Shares of Capital Stock repurchased		(1,555,730)		(1,000,516)
Increase in Capital Stock outstanding		5,713,817		2,302,254

*  Net of redemption fees of $14,143 and $7,505 for the years ended December 31, 2005 and 2004, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2005	2004	2003	2002	2001
Per share operating performance:
Net asset value at beginning of year	$31.14	$27.05	$20.41	$23.15	$20.59
Income from investment operations:
Net investment income (loss)	$0.10	$(0.02)	$(0.06)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investment securities	3.89	4.41	7.77	(2.39)	4.65
Total from investment operations	$3.99	$4.39	$7.71	$(2.43)	$4.63
Less distributions:
Dividends from net investment income	$(0.10)	—	—	—	—
Distributions from net realized capital gains	(0.64)	$(0.30)	$(1.07)	$(0.31)	$(2.07)
Total distributions	$(0.74)	$(0.30)	$(1.07)	$0.31	$(2.07)
Redemption fees	— *	— *	— *	—	—
Net asset value at end of year	$34.39	$31.14	$27.05	$20.41	$23.15
Total investment return**	12.81%	16.25%	37.89%	(10.59)%	22.73%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$490,410	$266,097	$168,880	$91,779	$51,975
Ratio of expenses to average net assets	0.90%	0.97%	1.05%	1.15%	1.24%
Ratio of net investment income (loss) to average net assets	0.37%	(0.07)%	(0.36)%	(0.25)%	(0.11)%
Portfolio turnover rate	10%	16%	23%	6%	25%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, these securities are valued at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2005, were as follows:

Undistributed Net Investment Income	$31,682
Undistributed Net Realized Gains	$2,010,237

The tax status of distributions paid during the fiscal years ended December 31, 2005 and 2004 were as follows:

	2005	2004
Dividends from Ordinary Income	$4,246,233	$—
Distributions from Long-term Capital Gains	$5,783,544	$2,504,496

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $141,827,245 during the year ended December 31, 2005. Realized gains or losses are based on the specific identification method.

All of the amounts reported in the financial statements at December 31, 2005 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2005 for federal income tax and financial reporting purposes was $104,250,765 and $2,738,622, respectively, resulting in net unrealized appreciation of $101,512,143.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an

NOTES TO FINANCIAL STATEMENTS

Continued

amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2005, the Fund paid aggregate fees of $21,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended December 31, 2005, the Fund collected $14,143 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 — Distributor

For the year ended December 31, 2005, FPA Fund Distributors, Inc. ("Distributor"), wholly owned subsidiary of the Adviser, received $187,310 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2005 the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Perennial Fund, Inc. for of the year ended December 31, 2001 was audited by other auditors whose report, dated February 1, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2005 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 7, 2006

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2005 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2005	$1,000.00	$1,000.00
Ending Account Value December 31, 2005	$1,098.51	$1,020.61
Expenses Paid During Period*	$4.55	$4.39

*  Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2005 (184/365 days).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on February 8, 2005, the continuance of the advisory agreement through April 30, 2006, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund or of the Adviser.

In determining whether to renew the advisory agreement, those Fund Directors who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the Fund's superior long-term investment results and the quality and depth of experience of the Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

DIRECTOR AND OFFICER INFORMATION

(unaudited)

Name & Address	Position(s) With Company	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (70)*	Director† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Leonard Mautner – (88)*	Director† Years Served: 23	President, Leonard Mautner Associates; General Partner, Goodman & Mautner Ltd.	2

A. Robert Pisano – (62)*	Director† Years Served: 1	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since October 2005. Formerly, until April 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	4	State Net, NetFlix, Resources Global Professionals, and the Motion Picture and Television Fund.

Lawrence J. Sheehan – (73)*	Director & Chairman† Years Served: 15	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	5

Eric S. Ende – (61)	Director†, President & Portfolio Manager Years Served: 6	Senior Vice President of the Adviser.	3

Steven R. Geist – (52)	Executive Vice President & Portfolio Manager Years Served: 10	Vice President of the Adviser.

J. Richard Atwood – (45)	Treasurer Years Served: 9	Principal and Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 23	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (48)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser. Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (38)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Commitee Member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

		2004	2005
(a)	Audit Fees	$27,380	$30,000
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$5,765	$6,050
(d)	All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)   The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)       Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)       Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende

Date:   March 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date:   March 8, 2006